AMENDMENT NUMBER ONE
TO THE
GOODRICH CORPORATION SENIOR EXECUTIVE MANAGEMENT
INCENTIVE PLAN
(AS AMENDED AND RESTATED ON APRIL 20, 2010)
     THIS AMENDMENT is made this                      day of                     , 2011, by Goodrich Corporation (hereinafter referred to as the “Company”);
W I T N E S S E T H
     WHEREAS, the Company maintains the Goodrich Corporation Senior Executive Management Incentive Plan (as amended and restated on April 20, 2010) (the “Plan”); and
     WHEREAS, pursuant to the Plan, the Board of Directors of the Company has maintained the right to amend the Plan from time to time; and
     WHEREAS, the Board of Directors of the Company has taken action authorizing this Amendment to the Plan; and
     NOW, THEREFORE, the Plan is hereby amended as follows:
I.
     Effective February 15, 2011, the last sentence of Section 2 is hereby deleted and the following inserted in lieu thereof:
     To receive an award, the Participant must be employed by the Company on the last business day of the Plan Year, except to the extent set forth in Sections 6 and 10.
     IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed as of the day and year first above written.

GOODRICH CORPORATION

By:

Title: